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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

We have audited the accompanying balance sheet of Klear Kapture, Inc. (the “Company”) as of December 31, 2014, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (January 20, 2014) through December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014, and the results of its operations, changes in stockholders’ equity and cash flows for the period from inception (January 20, 2014) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss and negative cash flows from operations, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ L&L CPAS, PA
L&L CPAS, PA
Certified Public Accountants
Cornelius, North Carolina
The United States of America
September 11, 2015

Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

Balance Sheet

As of December 31, 2014

December 31, 2014
ASSETS

Current assets
Cash	$20
Total current assets	20

Total assets	$20

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current liabilities
Note payable - related party	$6,566
Total liabilities	6,566

Shareholders’ deficit
Common stock, ($1 par value; 3,000 shares authorized, 3,000 shares issued and outstanding)	3,000
Additional paid in capital	100
Accumulated deficit	(9,646)
Total shareholders’ deficit	(6,546)

Total liabilities and shareholders’ deficit	$20

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

Statement of Operation

For the period from
inception (January 20, 2014)
through December 31, 2014

Revenues
Revenues	$22

Cost of good sold	(3,267)

Gross profit	(3,245)

Operating costs:
Common stock issued for services	3,000
Administrative expense	1,444
Travel expense	1,957
Total operating costs	6,401

(Loss) from operations	(9,646)

(Loss) before income taxes	(9,646)

Provision for income taxes	-

Net (loss)	$(9,646)

Basic earnings per share	(3.22)

Weighted average number of common shares outstanding	3,000

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

Statements of Shareholders’ (Deficit)

For the period from inception (January 20, 2014) through December 31, 2014

			Additional		Total
	Common Stock		Paid-in	Accumulated	Shareholders’
	Shares	Amount	Capital	Deficit	(Deficit)

Balances as of January 20, 2014	-	-	-	-	-
Common stock issued for services	3,000	3,000	-	-	3,000
Cash contribution	-	-	100	-	100
Net loss for the period ended December 31, 2014	-	-	-	(9,646)	(9,646)
Balances as of December 31, 2014	3,000	3,000	100	(9,646)	(6,546)

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

Statement of Cash Flows

For the period from inception (January 20, 2014) through December 31, 2014

For the period from inception (January 20, 2014) through December 31, 2014
Cash flows from operating activities:
Net (loss)	$(9,646)
Adjustments to reconcile Net Income to Net Cash provided by operations:
Common stock issued for services	3,000
Net cash (used in) operating activities	(6,646)

Cash flows from investing activities:
Net cash provided by investing activities	-

Cash flows from financing activities:
Cash contribution	100
Proceeds from note payable - related party	6,566

Net cash provided by financing activities	6,666

Net cash increased in cash	20

Cash at beginning of period	-

Cash at end of period	$20

Supplemental Disclosures of cash flow information:
Cash paid for:
Interest	$-
Income taxes	$-

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. F/K/A Vidapak, Inc.

Footnotes to Financial Statements

December 31, 2014

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business – The Company was incorporated under the laws of the State of Delaware on January 20, 2014 as Vidapak, Inc. On January 29, 2015 the Company’s Board of Directors recommended and approved a change in corporate name to Klear Kapture, Inc. The Company commenced primary business activities which were the invention and development of new consumer products. During the early months of invention and design efforts, it became clear that the greatest potential lay in the Klear Kapture camera. For the balance of the year, all the Company’s efforts went into designing and prototyping the camera and raising start-up capital.

Use of estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents – For financial statement presentation purposes, the Company considers all short term investments with a maturity date of three months or less to be cash equivalents.

Income Tax – The Company accounts for income taxes under ASC 740 “Income Taxes” which codified SFAS 109, “Accounting for Income Taxes.” under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Basic and Diluted Net Income (Loss) Per Share – The Company computes net income (loss) per share in accordance with ASC 260 “Earnings Per Share” which codified SFAS No. 128. “Earnings per Share.” ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares of common stock outstanding during the period. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Fair Value of Financial Instruments – Accounting Standard Codification ASC 825 “Financial Instruments” codified Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such amounts.

Stock-based compensation – ASC 718 “Compensation - Stock Compensation” codified SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights, may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity’s past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50 “Equity - Based Payments to Non-Employees” which codified SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 (“EITF 96-18”), “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services”. Measurement of share-based payment transactions with non-employees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction should be determined at the earlier of performance commitment date or performance completion date.

Recognition of Revenues – The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements”. This statement established that revenue can be recognized when persuasive evidence of an arrangement exists, the services have been delivered, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured.

Recent Pronouncements – In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted for financial statements not yet issued. The Company adopted ASU 2014-10, thereby no longer presenting or disclosing any information required by Topic 915.

The Company reviewed all recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC and they did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 2. UNCERTAINTY OF ABILITY TO CONTINUE AS A GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company has no revenues, net accumulated losses since inception, and a shareholders’ deficit of $9,646. These factors raise doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on management funding operating costs and the successful production and sales release of the Klear Kapture camera. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3. INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the net deferred taxes, as of December 31, 2014, are as follows:

2014
Total Deferred Tax asset	$2,263
Valuation Allowance	(2,263)
Total net deferred tax assets	$-

2014
Tax at U.S. Statutory Rate	35.00%
State tax rate, net of federal benefits	5.00%
Total	40.00%
Valuation Allowance	40.00%
Total deferred tax asset	0.00%

NOTE 4. NOTES PAYABLE AND RELATED PARTIES

During the year of 2014, the Company borrowed monies from the major shareholder for working capital purposes. The balance due to the shareholder was under an oral agreement between the shareholder and the Company with zero interest, and due on demand up to December 31, 2014. The Company issued the shareholder a promissory note to evidence the outstanding balance of $6,566 on December 31, 2014. The note is due on November 30, 2015 and bears an interest rate of 6% per annum.

NOTE 5. COMMON STOCK

On January 20, 2014 the Company authorized the issue of 3,000 shares of common stock par value $1.00. On January 23, 2014, the Board of Directors of the Company approved the issuance of 3,000 shares of common stock to the CEO for services rendered to the Company during 2014. The value of the shares in the amount of $3,000 was determined by the par value of the Company’s Common Stock on the grant date.

On January 29, 2015, the Company increased the amount of authorized shares of common stock to 20,000 shares. On, June 30, 2015 the Company changed par value of the 20,000 shares from $1 to .01.

NOTE 6. SUBSEQUENT EVENTS

As the Klear Kapture camera became the frontrunner product in late 2014, it seemed appropriate for the Company to take on a name that would be synonymous with the camera. On January 29, 2015, the Company’s name was officially changed to Klear Kapture, Inc. On January 29, 2015 the Company increased the number of authorized common shares of the Company to 20,000 shares.

In the first half of 2015, the Company applied for three patents for the Klear Kapture camera. Two are provisional patents and one is a full non-provisional patent filing. The status of the patent filing is still in preliminary stages and no intangible asset value has been recorded related to the patents at this time.

During 2015, a consulting company was engaged to prepare and assist the Company with obtaining additional financing. Pursuant to the engagement, the Company was required to issue 500 shares of common stock to the consulting company for services rendered. The consulting company holds a put option which gives them the right to sell back 50% of their shares for $250,000 cash once the Company reaches a cumulative four million dollars in sales.

During 2015, financing of $135,000 was procured through the proceeds from loans and sales of equity, of which $50,000 came from the sales of 500 shares of common stock, and $85,000 came from promissory notes. The Company also issued 710 shares to the noteholders as an additional consideration for the noteholders to enter into the promissory notes. The fair value of the 710 shares was recorded as the discounts to the promissory notes and amortized over the life of the notes.

On July 6, 2015, the Company entered into a binding Term Sheet with four individuals (the “Advisory Group”) in connection with a proposed reverse merger and related transactions. Pursuant to the Term Sheet, 1) the Advisory Group would provide the Company with a bridge financing in amount of $75,000 with interest at a rate of 8% per annum within 90 days after the date of the Term Sheet; and 2) the Advisory Group would purchase a number of shares of the Company equal to 50% of the issued and outstanding shares of common stock for $250,000. The repayment of the bridge loan and balance of the financing is contingent upon the successful completion of the merger. There were no definitive agreements entered into as of the date of this report.

During 2015, the majority shareholder and founder received an additional 5,190 shares for his services as CEO of the Company.

Management has determined that there are no further events subsequent to the balance sheet date that should be disclosed in these financial statements.